United States
                       Securities and Exchange Commission
                              Washington, DC 20549






                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) July 19, 2005
                                                          -------------

                            Lakeland Industries, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  0-15535                       13-3115216
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)

                 701-7 Koehler Avenue, Ronkonkoma, NY 11779-7410
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (631) 981-9700
                                                           --------------

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         (Former name or former address, if changed since last report.)

Item 1.01   Entry into a Material Definitive Agreement
            On July 19, 2005, Lakeland Industries, Inc. (the "Company") issued a press release entitled "Lakeland Industries Announces Acquisition of Mifflin Valley, Inc."

Item 8.01   Other Events
            On July 19, 2005, Lakeland Industries, Inc. (the "Company") issued a press release entitled "Lakeland Joins New Russell Microcap Index."

Item 8.01   Other Events
            On July 19, 2005, Lakeland Industries, Inc. (the "Company") issued a press release entitled "Lakeland Raises Garment Prices."

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LAKELAND INDUSTRIES, INC.


Date: July 19, 2005                   By:      /s/ Christopher J. Ryan
                                               ---------------------------------
                                               Christopher J. Ryan
                                               President

                                               /s/Gary Pokrassa
                                               ---------------------------------
                                               Gary Pokrassa
                                               Chief Financial Officer

Table of Contents
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                                  EXHIBIT INDEX

Exhibit
Number                             Description
========    ====================================================================
 99.1       Text of press release issued by Lakeland Industries, Inc., dated
            July 19, 2005, titled "Lakeland Industries Announces Acquisition of
            Mifflin Valley, Inc."

            "Lakeland Joins New Russell Microcap Index."

            "Lakeland Raises Garment Prices."